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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 28, 2000

                                IMH ASSETS CORP.
(as depositor under a Series 2000-1 Indenture dated as of January 28, 2000, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 2000-1)



                                IMH ASSETS CORP.
                                ----------------
              (Exact name of Depositor as specified in its charter)

         DELAWARE                  333-60707                    33-0705301
         --------                  ---------                    ----------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)


   1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
 (Address of Principal                                           (Zip Code)
  Executive Offices)



      Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.  Acquisition or Disposition of Assets
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                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 5. Other Events
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         On or about January 28, 2000, the Registrant will cause the issuance and sale of $451,950,000 (approximate) initial principal amount of Collateralized Asset-Backed Bonds, Series 2000-1 (collectively, the "Bonds") pursuant to an Indenture, to be dated as of January 28, 2000, between Impac CMB Trust Series 2000-1, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

         The Bonds, issued pursuant to the Indenture, evidence interest in a trust (the "Trust"), consisting primarily of a pool (the "Mortgage Pool") of adjustable-rate mortgage loans (the "Mortgage Loans"). The Prospectus Supplement, dated January 26, 2000, relating to the issuance of the Bonds described a sample of the Mortgage Loans in the Trust, and did not include information regarding additional loans included in the Trust on the closing date.

         The information attached as an exhibit hereto describes certain characteristics of the complete Mortgage Pool, including the additional loans, as of the cut-off date.



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Item 7.  Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



      Exhibit No.                             Description
      -----------                             -----------

          99.1 Characteristics of the Mortgage Pool as of January 1, 2000, relating to IMH Assets Corp. Collateralized Asset-Backed Bonds, Series 2000-1





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By: /s/ Lisa Duehring
                                                 -------------------------------
                                             Name:   Lisa Duehring
                                             Title:  Vice President

Dated: January 28, 2000



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                                Index to Exhibits
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                                                                 Sequentially
Exhibit No.                  Description                         Numbered Page
-----------                  -----------                         -------------

    99.1 Characteristics of the Mortgage Pool as of January 1, 2000, relating to IMH Assets Corp.
             Collateralized Asset-Backed Bonds,  Series
             2000-1